UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 27, 2019

EXACTUS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38190	27-1085858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 NE 4th Avenue, Suite 28
 Delray Beach, FL 33483
(Address of principal executive offices (zip code))

(804) 205-5036
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Issuance of Convertible Notes and Warrants

On November 27, 2019, Exactus, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell to Purchaser in a series of 3 closings up to $1,944,444 in aggregate principal amount of the Company’s senior secured convertible promissory notes (the “Notes”) and warrants to purchase shares of the Company’s Common Stock (the “Warrants”). On November 27, 2019 (the “Initial Closing Date”), the Company issued a Note, convertible into 5,663,014 shares of Common Stock, in the principal amount of $833,333, and a Warrant to purchase 275,612 shares of Common Stock. The second closing, subject to the closing conditions in the Purchase Agreement, is expected to occur on the third business day after the date of the filing of a registration statement on Form S-1 (or another appropriate form in accordance with the Registration Rights Agreement, as described below), on which date the Purchaser is expected to purchase $277,778 in aggregate principal amount of Notes and Warrants to purchase shares of Common Stock for $250,000. The third closing, subject to the closing conditions in the Purchase Agreement, is expected to occur on the date the registration statement on Form S-1 (or another appropriate form in accordance with the Registration Rights Agreement, as described below) is declared effective by the Securities and Exchange Commission (the “SEC”). On the third closing, the Purchaser is expected to purchase $833,333.33 in aggregate principal amount of Notes and Warrants to purchase shares of Common Stock for $750,000.

The Notes, which are convertible into Common Stock at any time at the discretion of the Purchaser at a conversion price of $0.50 per share of Common Stock, will be issued at a 10% original issue discount and bear an interest rate of 8%. The Notes mature one year after their issuance unless accelerated due to an event of default. The Notes are redeemable, in whole or in part, at any time at the discretion of the Company. At the Initial Closing Date, the Company received net proceeds, after the original issue discount and the Purchaser’s counsel fees, of $730,000.

The Notes contain standard and customary events of default including, but not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Notes, the breach of any material representation or warranty contain therein, the bankruptcy or insolvency of the Company, the suspension of trading of Common Stock, the Company’s failure to file required reports with the SEC, and a change of control of the Company. If any event of default occurs, subject to any cure period, the full principal amount, together with interest (including default interest of 18% per annum) and other amounts owing in respect thereof to the date of acceleration shall become, at the Purchaser’s election, immediately due and payable in cash.

The Notes are fully and unconditionally guaranteed on a senior secured basis by the direct and indirect subsidiaries of the Company (collectively, the “Guarantors”, and such guarantees, the “guarantees”) pursuant to a Subsidiary Guarantee. The Notes and the guarantees are secured by a perfected, first priority security interest in all assets of the Company and the Guarantors pursuant to a Security Agreement and Intellectual Property Security Agreement.

The Warrants are exercisable at an exercise price of $0.756 per share of Common Stock at any time before the close of business on the day two years after their issuance and contain cashless exercise provisions.

The Notes, Warrants, and shares of Common Stock issuable upon conversion of the Notes and upon exercise of such Warrants (the “Underlying Securities”), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued and sold to an accredited investor in reliance upon the exemption from registration contained in Regulation D promulgated under the Securities Act. The Notes, Warrants and Underlying Securities may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. On the Initial Closing Date, the Company also issued a Warrant to its advisor equal to 8% of the aggregate number of shares of Common Stock issued by the Company upon conversion off$833,333.33 in principal amount of Notes at an exercise price of $.8316 per share of Common Stock.

Registration Rights Agreement

On November 27, 2019, in connection with the sale and issuance of the Notes and Warrants, the Company entered into a Registration Rights Agreements (the “Registration Rights Agreement”) with the Purchaser. Under the terms of the Registration Rights Agreement, the Company has agreed to file a resale registration statement with the SEC and to use commercially reasonable efforts to cause such registration statement to be declared effective within certain time frames. In addition, the Registration Rights Agreement provides the Purchaser with piggyback registration rights. Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay liquidated damages.

The foregoing descriptions of the Purchase Agreement, the Notes, the Warrants, the Subsidiary Guarantee, the Security Agreement, the Intellectual Property Security Agreement, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, the Form of Note, the Form of Warrant, the Subsidiary Guarantee, the Security Agreement, the Intellectual Property Security Agreement, the Warrant to Purchase Common Stock, and the Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD.

On December 4, 2019, the Company released the press release furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
Exhibits
10.1	Securities Purchase Agreement, by and between Exactus, Inc. and 3i, LP, dated November 27, 2019 *
10.2	Form of 8% Convertible Promissory Note*
10.3	Form of Warrant*
10.4	Subsidiary Guarantee, executed by Exactus, Inc. and its subsidiaries named therein, dated November 27, 2019*
10.5	Security Agreement, by and among Exactus, Inc., its subsidiaries named therein, and 3i, LP, dated November 27, 2019 *
10.6	Intellectual Property Security Agreement, by and between Exactus, Inc. and 3i, LP, dated November 27, 2019 *
10.7	Warrant to Purchase Common Stock, issued to Alliance Global Partners on November 27, 2019 *
10.8	Registration Rights Agreement, by and between Exactus, Inc. and 3i, LP, dated November 27, 2019 *
99.1	Press Release, issued December 4, 2019*

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2019	EXACTUS, INC.

	By:	/s/ Ken Puzder
		Name:	Ken Puzder
		Title:	Chief Financial Officer